LIBERTY NEWPORT
                            GLOBAL EQUITY FUND

                     SUPPLEMENT TO PROSPECTUS DATED
                            MARCH 1, 2001

The disclosure under the caption DISTRIBUTION OPTIONS in the section titled OTHER INFORMATION ABOUT YOUR ACCOUNT is revised to reflect that, effective
June 30, 2001, the Fund will distribute dividends annually instead of quarterly.


733-36/300G-0601                                                  June 11, 2001